Exhibit 10.1

FORM OF

SALE AGREEMENT

by and among

FIFTH THIRD AUTO TRUST 20[ ]-[ ],

as Issuer

FIFTH THIRD HOLDINGS FUNDING, LLC,

as Seller

and

[            ],

as Indenture Trustee

Dated as of [            ]

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TABLE OF CONTENTS

(continued)

Schedule I	Representations and Warranties with Respect to the Receivables

Exhibit A	Form of Assignment Pursuant to Sale Agreement
Exhibit B	Perfection Representations, Warranties and Covenants
Exhibit C	Form of Indenture Trustee’s Annual Certification
Exhibit D	Form of Indenture Trustee’s Annual Certification Regarding Item 1117 and Item 1119 of Regulation AB

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SALE AGREEMENT, dated as of [            ] (together with all exhibits, schedules and appendices hereto and as from time to time amended, supplemented or otherwise modified and in effect, this “Agreement”), by and among FIFTH THIRD AUTO TRUST 20[ ]-[ ] (the “Issuer”), a Delaware statutory trust, FIFTH THIRD HOLDINGS FUNDING, LLC, a Delaware limited liability company, as seller (the “Seller”), and [            ], a [            ], as indenture trustee (the “Indenture Trustee”).

WHEREAS, the Issuer desires to purchase from the Seller a portfolio of motor vehicle receivables, including retail motor vehicle installment sales contracts and/or installment loans that are secured by new and used automobiles and light-duty trucks;

WHEREAS, the Seller is willing to sell such portfolio of motor vehicle receivables and related property to the Issuer; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS AND USAGE

SECTION 1.1 Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Servicing Agreement, dated as of the date hereof (as from time to time amended, supplemented or otherwise modified and in effect, the “Servicing Agreement”), among the Issuer, Fifth Third Bank, an Ohio banking corporation (the “Ohio Bank”), as servicer, and the Indenture Trustee, which also contains rules as to usage that are applicable herein.

SECTION 1.2 Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP; (b) terms defined in Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule, Appendix or Exhibit are references to Articles, Sections, Schedules, Appendices and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term “including” means “including without limitation”; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; and (g) references to any Person include that Person’s successors and assigns.

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ARTICLE II

CONVEYANCE OF TRANSFERRED ASSETS

SECTION 2.1 Conveyance of Transferred Assets. In consideration of the Issuer’s sale and delivery to, or upon the order of, the Seller of [all of the Notes and the Certificate] on the Closing Date, the Seller does hereby irrevocably sell, transfer, assign and otherwise convey to the Issuer without recourse (subject to the obligations herein) all right, title and interest of the Seller, whether now owned or hereafter acquired, in and to the Transferred Assets, described in an assignment substantially in the form of Exhibit A delivered on the Closing Date. The sale, transfer, assignment and conveyance made hereunder will not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Seller or the applicable Originator to the Obligors, the Dealers or any other Person in connection with the Receivables or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

SECTION 2.2 Representations and Warranties of the Seller as to Each Receivable. The Seller hereby makes the representations and warranties set forth on Schedule I as to the Receivables sold, transferred, assigned, and otherwise conveyed to the Issuer under this Agreement on which such representations and warranties the Issuer relies in acquiring the Receivables. The representations and warranties as to each Receivable shall survive the Grant of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture. Notwithstanding any statement to the contrary contained herein or in any other Transaction Document, the Seller shall not be required to notify any insurer with respect to any Insurance Policy obtained by an Obligor or to notify any Dealer about any aspect of the transaction contemplated by the Transaction Documents.

SECTION 2.3 Repurchase Upon Breach. Upon discovery by any party hereto of a breach of any of the representations and warranties set forth in Section 2.2 at the time such representations and warranties were made which materially and adversely affects the interests of the Issuer or the Noteholders, the party discovering such breach shall give prompt written notice thereof to the other parties hereto; provided, that delivery of the Servicer’s Certificate shall be deemed to constitute prompt notice by the Issuer of such breach; provided, further, that the failure to give such notice shall not affect any obligation of the Seller hereunder. If the Seller does not correct or cure such breach prior to the end of the Collection Period which includes the 60th day (or, if the Seller elects, an earlier date) after the date that the Seller became aware or was notified of such breach, then the Seller shall purchase any Receivable materially and adversely affected by such breach from the Issuer on the Payment Date following the end of such Collection Period (or, if the Seller elects, an earlier date). Any such breach or failure will not be deemed to have a material and adverse effect if such breach or failure does not affect the ability of the Issuer to receive and retain timely payment in full on such Receivable. Any such purchase by the Seller shall be at a price equal to the Repurchase Price. In consideration for such repurchase, the Seller shall make (or shall cause to be made) a payment to the Issuer equal to the Repurchase Price by depositing such amount into the Collection Account prior to 11:00 a.m., New York City time on such Payment Date, or earlier date, if elected by the Seller. Upon payment of such Repurchase Price by the Seller, the Issuer and the Indenture Trustee shall release and shall execute and deliver such instruments of release, transfer or assignment, in each

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case without recourse or representation, as shall be reasonably requested of it to vest in the Seller or its designee any Receivable repurchased pursuant hereto. It is understood and agreed that the right to cause the Seller to purchase (or to enforce the obligations of (x) Fifth Third Holdings, LLC, a Delaware limited liability company (“FTH LLC”) under the Purchase Agreement or (y) the Ohio Bank, under the Receivables Sale Agreement) to purchase any Receivable as described above shall constitute the sole remedy respecting such breach available to the Issuer and the Indenture Trustee. Neither the Owner Trustee nor the Indenture Trustee will have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section 2.3. [Notwithstanding anything herein to the contrary, (i) the Seller shall only be obligated to pay such Repurchase Price and repurchase the related Receivable to the extent it receives the Repurchase Price from FTH LLC pursuant to Section 3.3 of the Receivables Sale Agreement and (ii) FTH LLC shall only be obligated to pay such Repurchase Price to the Seller to the extent it receives the Repurchase Price from the Ohio Bank pursuant to Section 3.3 of the Receivables Sale Agreement.]

ARTICLE III

THE SELLER

SECTION 3.1 Representations and Warranties of Seller. The Seller makes the following representations and warranties as of the Closing Date on which the Issuer will be deemed to have relied in acquiring the Transferred Assets. The representations and warranties speak as of the execution and delivery of this Agreement and will survive the conveyance of the Transferred Assets to the Issuer pursuant to this Agreement and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:

(a) Existence and Power. The Seller is a limited liability company validly existing and in good standing under the laws of the State of Delaware and has, in all material respects, all power and authority to carry on its business as it is now conducted. The Seller has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Seller to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Transferred Assets.

(b) Authorization and No Contravention. The execution, delivery and performance by the Seller of the Transaction Documents to which it is a party (i) have been duly authorized by all necessary limited liability company action on the part of the Seller and (ii) do not contravene or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational documents or (C) any material agreement, contract, order or other instrument to which it is a party or its property is subject (other than violations which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Seller’s ability to perform its obligations under, the Transaction Documents).

(c) No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Seller of any Transaction Document other than (i) UCC filings, (ii) approvals and

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authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or any other part of the Transferred Assets or would not materially and adversely affect the ability of the Seller to perform its obligations under the Transaction Documents.

(d) Binding Effect. Each Transaction Document to which the Seller is a party constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting the enforcement of creditors’ rights generally and, if applicable, the rights of creditors of limited liability companies from time to time in effect or by general principles of equity.

(e) Lien Filings. The Seller is not aware of any material judgment, ERISA or tax lien filings against the Seller.

(f) No Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened against the Seller before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seek any determination or ruling that would materially and adversely affect the performance by the Seller of its obligations under this Agreement or any of the other Transaction Documents or the collectibility or enforceability of the Receivables, or (iv) relate to the Seller that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.

SECTION 3.2 Liability of the Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement, and hereby agrees to the following:

(a) The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder from and against any loss, liability or expense incurred by reason of the Seller’s violation of federal or State securities laws in connection with the registration or the sale of the Notes.

(b) The Seller will pay any and all taxes levied or assessed upon the Issuer or upon all or any part of the Trust Estate.

(c) Indemnification under this Section 3.2 will survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and will include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Seller has made any indemnity payments pursuant to this Section 3.2 and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person will promptly repay such amounts to the Seller, without interest.

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(d) The Seller’s obligations under this Section 3.2 are obligations solely of the Seller and will not constitute a claim against the Seller to the extent that the Seller does not have funds sufficient to make payment of such obligations. In furtherance of and not in derogation of the foregoing, the Issuer, the Indenture Trustee and the Owner Trustee, by entering into or accepting this Agreement, acknowledge and agree that they have no right, title or interest in or to the Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, the Issuer, the Servicer, the Indenture Trustee or the Owner Trustee either (i) asserts an interest or claim to or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then the Issuer, the Servicer, the Indenture Trustee or the Owner Trustee further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement will be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. The Issuer, the Servicer, the Indenture Trustee and the Owner Trustee each further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 3.2(d) and the terms of this Section 3.2(d) may be enforced by an action for specific performance. The provisions of this Section 3.2(d) will be for the third party benefit of those entitled to rely thereon and will survive the termination of this Agreement.

SECTION 3.3 Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (i) into which the Seller may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Seller is a party, (iii) succeeding to the business of the Seller, or (iv) more than 50% of the voting stock or voting power and 50% or more of the economic equity of which is owned directly or indirectly by Fifth Third Bancorp, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, will be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. Notwithstanding the foregoing, if the Seller enters into any of the foregoing transactions and is not the surviving entity, (x) the Seller shall deliver to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such merger, conversion, consolidation or succession and such agreement of assumption comply with this Section 3.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with and (y) the Seller will deliver to the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest. Notwithstanding anything herein to the contrary, the execution of the foregoing

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agreement of assumption and compliance with clauses (x) and (y) of this Section 3.3 will be conditions to the consummation of any of the transactions referred to in clauses (i), (ii) or (iii) of this Section 3.3 in which the Seller is not the surviving entity.

SECTION 3.4 Limitation on Liability of Seller and Others. The Seller and any officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller will not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

SECTION 3.5 Seller May Own Notes. The Seller, and any Affiliate of the Seller, may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as otherwise expressly provided herein or in the other Transaction Documents. Except as set forth herein or in the other Transaction Documents, Notes so owned by the Seller or any such Affiliate will have an equal and proportionate benefit under the provisions of this Agreement and the other Transaction Documents, without preference, priority, or distinction as among all of the Notes. Notes owned by the Issuer, the Seller, the Servicer, the Administrator or any of their respective Affiliates shall be disregarded with respect to the determination of any request, demand, authorization, direction, notice, consent, vote or waiver hereunder or under any other Transaction Document.

SECTION 3.6 Sarbanes-Oxley Act Requirements. To the extent any documents are required to be filed or any certification is required to be made with respect to the Issuer or the Notes pursuant to the Sarbanes-Oxley Act, the Issuer hereby authorizes the Seller to prepare, sign, certify and file any such documents or certifications on behalf of the Issuer.

SECTION 3.7 Compliance with Organizational Documents. The Seller shall comply with its limited liability company agreement and other organizational documents.

SECTION 3.8 Perfection Representations, Warranties and Covenants. The Seller hereby makes the perfection representations, warranties and covenants attached hereto as Exhibit B to the Issuer and the Indenture Trustee and the Issuer shall be deemed to have relied on such representations, warranties and covenants in acquiring the Transferred Assets.

ARTICLE IV

MISCELLANEOUS PROVISIONS

SECTION 4.1 Amendment.

(a) Any term or provision of this Agreement may be amended by the Seller without the consent of the Indenture Trustee, any Noteholder, the Issuer[, the Swap Counterparty], the Owner Trustee or any other Person subject to subsection (e) of this Section 4.1 and the satisfaction of one of the following conditions:

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(i)	the Seller delivers an Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders;

(ii)	the Seller delivers an Officer’s Certificate of the Seller to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(iii)

the Seller delivers to the Indenture Trustee written confirmation from each Rating Agency that such amendment will not cause it to downgrade, qualify or withdraw its rating assigned to any of the Notes;

provided, that any amendment entered into pursuant to this Section 4.1(a) shall not significantly change the permitted activities of the Issuer; [provided, further, that such amendment shall not materially and adversely affect the rights or obligations of the Swap Counterparty or the Issuer under the Interest Rate Swap Agreement unless the Swap Counterparty shall have consented in writing to such amendment (and such consent shall be deemed to have been given if the Swap Counterparty does not object in writing within ten (10) Business Days after receipt of a written request for such consent)].

(b) Any term or provision of this Agreement may be amended by the Seller but without the consent of the Indenture Trustee, any Noteholder, [the Swap Counterparty,] the Issuer, the Owner Trustee or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to enable the Seller or any of its Affiliates to comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle, it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied [and such amendment shall not materially and adversely affect the rights or obligations of the Swap Counterparty under this Agreement unless the Swap Counterparty shall have consented in writing to such amendment (and such consent shall be deemed to have been given if the Swap Counterparty does not object in writing within ten (10) Business Days after receipt of a written request for such consent)] provided, that any amendment entered into pursuant to this Section 4.1(b) shall not significantly change the permitted activities of the Issuer.

(c) This Agreement may also be amended from time to time by the Seller and the Indenture Trustee, with the consent of the Noteholders evidencing not less than a majority of the Controlling Class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, that no such amendment shall (i) reduce the interest rate or principal amount of any Note, change or delay the Final Scheduled Payment Date of any Note without the consent of the Holder of such Note or (ii) reduce the percentage of the Note Balance, the Holders of which are required to consent to any matter without the consent of the Holders of at least the percentage of the Note Balance which were required to consent to such matter before giving effect to such amendment; [provided, further, that such amendment shall not materially and adversely affect the rights or obligations of the Swap Counterparty under this Sale Agreement unless the Swap Counterparty shall have consented in writing to such amendment (and such consent shall be deemed to have been given if the Swap Counterparty does not object in writing within ten (10) Business Days after receipt of a written request for such consent);] provided,

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further, that the Indenture Trustee may not agree to any amendment to this Agreement if such amendment failed to comply with the requirements of Section 9.2 of the Indenture. It will not be necessary for the consent of Noteholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

(d) Prior to the execution of any amendment to this Agreement, the Administrator shall provide written notification of the substance of such amendment to each Rating Agency; and promptly after the execution of any such amendment or consent, the Administrator shall furnish a copy of such amendment or consent to each Rating Agency and the Indenture Trustee.

(e) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into or execute on behalf of the Issuer any such amendment which materially and adversely affects the Owner Trustee’s or the Indenture Trustee’s, as applicable, own rights, privileges, indemnities, duties or obligations under this Agreement. Furthermore, notwithstanding anything to the contrary herein, this Agreement may not be amended in any way that would materially and adversely affect the Owner Trustee’s or the Indenture Trustee’s, as applicable, own rights, privileges, indemnities, duties or obligations under this Agreement, the Transaction Documents or otherwise without the prior written consent of such Person.

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SECTION 4.2 Protection of Title.

(a) The Seller shall authorize and file such financing statements and cause to be authorized and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the Indenture Trustee under this Agreement in the Receivables. The Seller shall deliver (or cause to be delivered) to the Issuer file-stamped copies of, or filing receipts for, any document filed as provided above.

(b) Neither the Issuer nor the Seller shall change its name, identity, organizational structure or jurisdiction of organization in any manner that would make any financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above “seriously misleading” within the meaning of Sections 9-506, 9-507 or 9-508 of the UCC, unless it shall have given the Issuer and the Indenture Trustee at least five days’ prior written notice thereof and, to the extent necessary, has promptly filed amendments to previously filed financing statements or continuation statements described in paragraph (a) above.

(c) The Seller shall give the Issuer and the Indenture Trustee at least five days’ prior written notice of any change of location of the Seller for purposes of Section 9-307 of the UCC and shall have taken all action prior to making such change (or shall have made arrangements to take such action substantially simultaneously with such change, if it is not possible to take such action in advance) reasonably necessary or advisable to amend all previously filed financing statements or continuation statements described in paragraph (a) above.

SECTION 4.3 Other Liens or Interests. Except for the conveyances and grants of security interests pursuant to this Agreement and the other Transaction Documents, the Seller shall not sell, pledge, assign or transfer the Receivables or other property transferred to the Issuer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any interest therein, and the Seller shall defend the right, title and interest of the Issuer in, to and under such Receivables and other property transferred to the Issuer against all claims of third parties claiming through or under the Seller.

SECTION 4.4 Transfers Intended as Sale; Security Interest.

(a) Each of the parties hereto expressly intends and agrees that the transfers contemplated and effected under this Agreement are complete and absolute sales and transfers rather than pledges or assignments of only a security interest and shall be given effect as such for all purposes. It is further the intention of the parties hereto that the Receivables and related Transferred Assets shall not be part of the Seller’s estate in the event of a bankruptcy or insolvency of the Seller. The sales and transfers by the Seller of Receivables and related Transferred Assets hereunder are and shall be without recourse to, or representation or warranty (express or implied) by, the Seller, except as otherwise specifically provided herein. The limited rights of recourse specified herein against the Seller are intended to provide a remedy for breach of representations and warranties relating to the condition of the property sold, rather than to the collectibility of the Receivables.

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(b) Notwithstanding the foregoing, in the event that the Receivables and other Transferred Assets are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create indebtedness or a security interest in the Receivables and other Transferred Assets, then it is intended that:

(i)	This Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York UCC and the UCC of any other applicable jurisdiction;

(ii)

The conveyance provided for in Section 2.1 shall be deemed to be a grant by the Seller, and the Seller hereby grants, to the Issuer of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Receivables and other Transferred Assets, to secure such indebtedness and the performance of the obligations of the Seller hereunder;

(iii)

The possession by the Issuer, or the Servicer as the Issuer’s agent, of the Receivables Files and any other property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by the purchaser or a person designated by such purchaser, for purposes of perfecting the security interest pursuant to the New York UCC and the UCC of any other applicable jurisdiction; and

(iv)

Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Issuer for the purpose of perfecting such security interest under applicable law.

SECTION 4.5 Notices, Etc. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by facsimile, and addressed in each case as set forth on Schedule I to the Servicing Agreement or at such other address as shall be designated in a written notice to the other parties hereto. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder; provided, however, that any notice to a Noteholder mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice.

SECTION 4.6 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW, OTHER THAN SECTIONS 5-1401

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AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 4.7 Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

SECTION 4.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 4.9 Waivers. No failure or delay on the part of the Seller, the Issuer or the Indenture Trustee in exercising any power or right hereunder (to the extent such Person has any power or right hereunder) shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any party hereto in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any party hereto under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

SECTION 4.10 Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.

SECTION 4.11 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

SECTION 4.12 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree.

SECTION 4.13 Acknowledgment and Agreement. By execution below, the Seller expressly acknowledges and consents to the pledge, assignment and Grant of a security interest in the Receivables and the other Transferred Assets by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders [and the Swap Counterparty]. In addition, the Seller hereby acknowledges and agrees that for so long as the Notes are outstanding, the Indenture Trustee will have the right to exercise all powers, privileges and claims of the Issuer under this Agreement.

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SECTION 4.14 Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 4.15 Nonpetition Covenant. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. This Section shall survive the termination of this Agreement.

SECTION 4.16 Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 4.5;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

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SECTION 4.17 Limitation of Liability.

(a) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by [            ], not in its individual capacity but solely as Owner Trustee, and in no event shall it have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or under the Notes or any of the other Transaction Documents or in any of the certificates, notices or agreements delivered pursuant thereto, as to all of which recourse shall be had solely to the assets of the Issuer. Under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expense of the Issuer or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Issuer under the Transaction Documents. For the purposes of this Agreement, in the performance of its duties or obligations hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

(b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by [            ], not in its individual capacity but solely as Indenture Trustee, and in no event shall it have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer under the Notes or any of the other Transaction Documents or in any of the certificates, notices or agreements delivered pursuant thereto, as to all of which recourse shall be had solely to the assets of the Issuer. Under no circumstances shall the Indenture Trustee be personally liable for the payment of any indebtedness or expense of the Issuer or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Issuer under the Transaction Documents. For the purposes of this Agreement, in the performance of its duties or obligations hereunder, the Indenture Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Indenture.

SECTION 4.18 Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Noteholders and the Certificateholder and their respective successors and permitted assigns and [each of] the Owner Trustee [and the Swap Counterparty] shall be an express third party beneficiary hereof and may enforce the provisions hereof as if it were a party hereto. Except as otherwise provided in this Section, no other Person will have any right hereunder.

SECTION 4.19 Information Requests. The parties hereto shall provide any information reasonably requested by the Issuer, the Seller or any of their Affiliates, in order to comply with or obtain more favorable treatment under any current or future law, rule, regulation, accounting rule or principle.

SECTION 4.20 Information to Be Provided by the Indenture Trustee.

(a) For so long as the Seller is filing reports under the Exchange Act with respect to the Issuer, the Indenture Trustee shall (i) on or before the fifth Business Day of each month, notify the Seller, in writing, of any Form 10-D Disclosure Item with respect to the Indenture Trustee, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably satisfactory to the

Sale Agreement

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Seller; provided, however, that, subject to clause (b)(4) of this Section 4.20, the Indenture Trustee shall not be required to provide such information in the event that there has been no change to the information previously provided by the Indenture Trustee to Seller, and (ii) as promptly as practicable following notice to or discovery by a Responsible Officer of the Indenture Trustee of any changes to such information, provide to the Seller, in writing, such updated information.

(b) As soon as available but no later than March 15 of each calendar year for so long as the Seller is filing reports under the Exchange Act with respect to the Issuer, commencing on March 15, [            ], the Indenture Trustee shall:

(1) deliver to the Seller a report regarding the Indenture Trustee’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under paragraph (b) of Rule 13a-18, Rule 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of the Indenture Trustee, and shall address each of the Servicing Criteria specified in Exhibit A to the Servicing Agreement or such other criteria as mutually agreed upon by the Seller and the Indenture Trustee;

(2) cause a firm of registered public accountants that is qualified and independent within the meaning of Rule 2-01 of Regulation S-X under the Securities Act to deliver to the Seller a report for inclusion in the Seller’s filing of Exchange Act Form 10-K with respect to the Issuer that attests to, and reports on, the assessment of compliance made by the Indenture Trustee and delivered to the Seller pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(3) in the event that modifications are required to the report regarding the Indenture Trustee’s assessment of compliance with the Servicing Criteria or the registered public accountants’ report after the delivery of such reports in accordance with clauses (a)(i) and (a)(ii) of this Section 4.20 as a result of written communications received by the Seller from the Commission or otherwise, then the Indenture Trustee as promptly as practicable following notice to a Responsible Officer of the Indenture Trustee shall provide to the Seller such modified reports;

(4) deliver to the Seller and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act) on behalf of the Issuer or the Seller, a back-up certification substantially in the form attached hereto as Exhibit C or such form as mutually agreed upon by the Seller and the Indenture Trustee;

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(5) deliver to the Seller the certification substantially in the form attached hereto as Exhibit D or such form as mutually agreed upon by the Seller and the Indenture Trustee regarding any affiliations or relationships (as described in Item 1119 of Regulation AB) between the Indenture Trustee and any Item 1119 Party and any Item 1117 Disclosure Item; and

(6) notify the Seller in writing of any affiliations or relationships (as described in Item 1119 of Regulation AB) between the Indenture Trustee and any Item 1119 Party; provided, that no such notification need be made if the affiliations or relationships are unchanged from those provided in the notification in the prior calendar year.

The Indenture Trustee acknowledges that the parties identified in clause (4) above may rely on the certification provided by the Indenture Trustee pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

(c) The Indenture Trustee shall provide the Seller and the Servicer (each, a “Fifth Third Party” and, collectively, the “Fifth Third Parties”) with (i) notification, as soon as practicable and in any event within five Business Days, of all demands communicated to a Responsible Officer of the Indenture Trustee for the repurchase or replacement of any Receivable pursuant to Section 2.3 of the Sale Agreement, Section 3.6 of the Servicing Agreement, Section 3.3 of the Purchase Agreement or Section 3.3 of the Receivables Sale Agreement, as applicable and (ii) promptly upon reasonable request by a Fifth Third Party to facilitate compliance by the Fifth Third Parties with Rule 15Ga-1 under the Exchange Act, and Items 1104(e) and 1121(c) of Regulation AB. In no event shall the Owner Trustee be deemed to be a “securitizer” as defined in Section 15G(a) of the Exchange Act, nor shall it have any responsibility for making any filing to be made by a securitizer under the Exchange Act or Regulation AB.

SECTION 4.21 Form 8-K Filings. So long as the Seller is filing Exchange Act Reports with respect to the Issuer, the Indenture Trustee shall promptly notify the Seller, but in no event later than one (1) Business Day after its occurrence, of any Reportable Event of which a Responsible Officer of the Indenture Trustee has actual knowledge (other than a Reportable Event described in clause (a) or (b) of the definition thereof as to which the Seller or the Servicer has actual knowledge). The Indenture Trustee shall be deemed to have actual knowledge of any such event to the extent that it relates to the Indenture Trustee or any action or failure to act by the Indenture Trustee.

SECTION 4.22 Indemnification. [            ] shall indemnify the Seller, each Affiliate of the Seller and each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

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(a) (1) any untrue statement of a material fact contained or alleged to be contained in the Servicing Criteria assessment and any other information required to be provided by [            ] to the Seller or its affiliates under Sections 4.20 or 4.21 (such information, the “Indenture Trustee Provided Information”), or (2) the omission or alleged omission to state in the Indenture Trustee Provided Information a material fact required to be stated in the Indenture Trustee Provided Information, or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (2) of this paragraph shall be construed solely by reference to the related information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Indenture Trustee Provided Information or any portion thereof is presented together with or separately from such other information; or

(b) any failure by [            ] to deliver any Servicing Criteria assessment, information, report, certification, accountants’ letter or other material when and as required under Sections 4.20 and 4.21.

(c) In the case of any failure of performance described in clause (a)(ii) of this Section, [            ] shall promptly reimburse the Seller for all costs reasonably incurred in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by [            ].

Notwithstanding anything to the contrary contained herein, in no event shall [            ] be liable for special, indirect or consequential damages of any kind whatsoever, including but not limited to lost profits, even if [            ] has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 4.23 [Limitations of Rights]. [All of the rights of the Swap Counterparty in, to and under this Agreement (including, but not limited to, all of the Swap Counterparty’s rights as a third party beneficiary of this Agreement and all of the Swap Counterparty’s rights to receive notice of any action hereunder and to give or withhold consent to any action hereunder) shall terminate upon the termination of the Interest Rate Swap Agreement in accordance with the terms thereof and the payment in full of all amounts owing to the Swap Counterparty under such Interest Rate Swap Agreement.]

[Signatures Follow]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

FIFTH THIRD HOLDINGS FUNDING, LLC, as Seller

By:
Name: Title:

Sale Agreement

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FIFTH THIRD AUTO TRUST 20[ ]-[ ]

By:	[ ], not in its individual capacity but solely as Owner Trustee

By:
Name: Title:

Sale Agreement

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[ ], not in its individual capacity but solely as Indenture Trustee

By:
Name: Title:

Sale Agreement

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SCHEDULE I

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE RECEIVABLES

(a) Characteristics of Receivables. Each Receivable:

(i) has been fully and properly executed by the Obligor thereto;

(ii) has either (A) been originated by a Dealer in the ordinary course of such Dealer’s business to finance the retail sale by a Dealer of the related Financed Vehicle and has been purchased by the applicable Originator in the ordinary course of its respective business or (B) has been originated or acquired directly by the applicable Originator in accordance with its customary practices;

(iii) as of the Closing Date is secured by a first priority validly perfected security interest in the Financed Vehicle in favor of the applicable Originator, as secured party, or all necessary actions have been commenced that would result in a first priority security interest in the Financed Vehicle in favor of the applicable Originator, as secured party, which security interest, in either case, is assignable and has been so assigned (x) by the Ohio Bank to FTH LLC, if such Receivables was originated by the Ohio Bank, (y) by FTH LLC to the Seller and (z) by the Seller to the Issuer;

(iv) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security;

(v) provides, at origination, for level monthly payments which fully amortize the initial Outstanding Principal Balance over the original term; provided, that the amount of the first or last payment may be different but in no event more than three times the level monthly payment;

(vi) provides for interest at the Contract Rate specified in the Schedule of Receivables; and

(vii) was originated in the United States.

(b) Individual Characteristics. Each Receivable has the following individual characteristics as of the Cut-Off Date:

(i) each Receivable is secured by a new or used automobile or light-duty truck;

(ii) each Receivable has a Contract Rate of no less than [            ]% and not more than [            ]%;

Schedule I to the

Sale Agreement

(iii) each Receivable had an original term to maturity of not more than [            ] months and not less than [            ] months and each Receivable has a remaining term to maturity, as of the Cut-Off Date, of [ ] month[s] or more;

(iv) each Receivable has an Outstanding Principal Balance as of the Cut-Off Date of greater than or equal to $[            ];

(v) no Receivable has a scheduled maturity date later than [            ];

(vi) no Receivable was more than 30 days past due as of the Cut-Off Date;

(vii) as of the Cut-Off Date, no Receivable was noted in the records of the Servicer as being the subject of any pending bankruptcy or insolvency proceeding;

(viii) no Receivable is subject to a force-placed Insurance Policy on the related Financed Vehicle;

(ix) each Receivable is a Simple Interest Receivable;

(x) each of the Receivables were selected using selection procedures that were not known or intended by the Seller or the Servicer to be adverse to the Issuer; and

(xi) the Dealer of the Financed Vehicle has no participation in, or other right to receive, any proceeds of such Receivable.

(c) Schedule of Receivables. The information with respect to a Receivable transferred on the Closing Date set forth in the Schedule of Receivables was true and correct in all material respects as of the Cut-Off Date.

(d) Compliance with Law. The Receivable complied at the time it was originated or made, in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including, to the extent applicable, usury laws, the Federal Truth in Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Federal Trade Commission Act, the Fair Debt Collection Practices Act, the Fair Credit Billing Act, the Magnuson-Moss Warranty Act, Federal Reserve Board Regulations B and Z, the Servicemembers Civil Relief Act, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and any other consumer credit, equal opportunity and disclosure laws applicable to that Receivable.

(e) Binding Obligation. The Receivable constitutes the legal, valid and binding payment obligation in writing of the Obligor, enforceable in all respects by the holder thereof in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, liquidation or other similar laws and equitable principles relating to or affecting the enforcement of creditors’ rights generally.

(f) Receivable in Force. The Receivable has not been satisfied, subordinated or rescinded nor has the related Financed Vehicle been released from the lien granted by the Receivable in whole or in part.

Schedule I to the

Sale Agreement

(g) No Waiver. As of the Cut-Off Date, no provision of a Receivable has been waived.

(h) No Default. Except for payment delinquencies continuing for a period of not more than 30 days as of the Cut-Off Date, the records of the Servicer did not disclose that any default, breach, violation or event permitting acceleration under the terms of the Receivable existed as of the Cut-Off Date or that any continuing condition that with notice or lapse of time, or both, would constitute a default, breach, violation or event permitting acceleration under the terms of the Receivable had arisen as of the Cut-Off Date.

(i) Insurance. The Receivable requires the Obligor thereunder to insure the Financed Vehicle under a physical damage insurance policy.

(j) No Government Obligor. The Obligor on the Receivable is not the United States of America or any state thereof or any local government, or any agency, department, political subdivision or instrumentality of the United States of America or any state thereof or any local government.

(k) Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, assignment, conveyance or pledge of such Receivable would be unlawful, void, or voidable. The Seller has not entered into any agreement with any Obligor that prohibits, restricts or conditions the assignment of the related Receivable.

(l) Good Title. It is the intention of the Seller that the sale, contribution, transfer, assignment and conveyance herein contemplated constitute an absolute sale, contribution, transfer, assignment and conveyance of the Receivables and that the Receivables not be part of the Seller’s estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned, conveyed or pledged to any Person other than pursuant to the Transaction Documents. As of the Closing Date and immediately prior to the sale and transfer herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens, and, immediately upon the sale and transfer thereof, the Issuer will have good and marketable title to each Receivable, free and clear of all Liens (other than Permitted Liens).

(m) Filings. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Issuer a first priority, validly perfected ownership interest in the Receivables (other than the Related Security with respect thereto), and to give the Indenture Trustee a first priority perfected security interest therein, will be made within ten days of the Closing Date.

(n) Priority. The Receivable is not pledged, assigned, sold, subject to a security interest or otherwise conveyed other than pursuant to the Transaction Documents. The Seller has not authorized the filing of and is not aware of any financing statements against the Ohio Bank, FTH LLC, or the Seller that include a description of collateral covering the Receivables other than any financing statement relating to security interests granted under the Transaction Documents or that have been terminated. The Sale Agreement creates a valid and continuing security interest in the Receivable (other than the Related Security with respect thereto) in favor

Schedule I to the

Sale Agreement

of the Issuer which security interest is prior to all other Liens (other than Permitted Liens) and is enforceable as such against all other creditors of and purchasers and assignees from the Seller.

(o) Characterization of Receivables. Each Receivable constitutes either “tangible chattel paper”, an “account”, a “promissory note” or a “payment intangible”, each as defined in the UCC.

(p) One Original. There is only one original executed copy of each Receivable in existence. The Servicer (or its agent) has possession of such original. If such original has been marked, then such original does not have any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than to a party to the Transaction Documents.

(q) No Defenses. The Seller has no knowledge either of any facts which would give rise to any right of rescission, set-off, counterclaim or defense, or of the same being asserted or threatened, with respect to any Receivable.

(r) No Repossession. As of the Cut-Off Date, no Financed Vehicle shall have been repossessed.

Schedule I to the

Sale Agreement

EXHIBIT A

FORM OF ASSIGNMENT PURSUANT TO

SALE AGREEMENT

[            ]

For value received, in accordance with the Sale Agreement (the “Agreement”), dated as of [            ], between Fifth Third Auto Trust 20[ ]-[ ], a Delaware statutory trust (the “Issuer”), Fifth Third Holdings Funding, LLC, a Delaware limited liability company (the “Seller”), Fifth Third Bank, an Ohio banking corporation (the “Ohio Bank”), and [            ], a [            ] (the “Indenture Trustee”), on the terms and subject to the conditions set forth in the Agreement, the Seller does hereby transfer, assign, set over, sell and otherwise convey to the Issuer without recourse (subject to the obligations in the Agreement) on [            ], all of its right, title and interest in, to and under the Receivables set forth on the schedule of Receivables delivered by the Seller to the Issuer on the date hereof (such schedule, the “Schedule of Receivables”), the Collections after the Cut-Off Date, the Receivables Files and the Related Security relating thereto, together with all of Seller’s rights under the Purchase Agreement and all proceeds of the foregoing; which sale shall be effective as of the Cut-Off Date.

The foregoing sale does not constitute and is not intended to result in any assumption by the Issuer of any obligation of the undersigned or the Originator to the Obligors, the Dealers or any other Person in connection with the Receivables, or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

This assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Agreement and is governed by the Agreement.

Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

[Remainder of page intentionally left blank.]

Exhibit A to the

Sale Agreement

A-1

IN WITNESS HEREOF, the undersigned has caused this assignment to be duly executed as of the date first above written.

FIFTH THIRD HOLDINGS FUNDING, LLC

By:
Name:
Title:

Exhibit A to the

Sale Agreement

A-2

EXHIBIT B

PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

In addition to the representations, warranties and covenants contained in the Agreement, the Seller hereby represents, warrants and covenants to the Issuer and the Indenture Trustee as follows on the Closing Date:

General

1. This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables and the other Transferred Assets in favor of the Issuer, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Seller.

2. The Receivables constitute “tangible chattel paper”, “accounts,” “instruments” or “general intangibles,” within the meaning of the applicable UCC.

3. Each Receivable is secured by a first priority validly perfected security interest in the related Financed Vehicle in favor of the applicable Originator, as secured party, or all necessary actions with respect to such Receivable have been taken or will be taken to perfect a first priority security interest in the related Financed Vehicle in favor of the applicable Originator, as secured party.

Creation

4. Immediately prior to the sale, transfer, assignment and conveyance of a Receivable by the Seller to the Issuer, the Seller owned and had good and marketable title to such Receivable free and clear of any Lien and immediately after the sale, transfer, assignment and conveyance of such Receivable to the Issuer, the Issuer will have good and marketable title to such Receivable free and clear of any Lien.

5. The related Originator has received all consents and approvals to the sale of the Receivables hereunder to the Issuer required by the terms of the Receivables that constitute instruments.

Perfection

6. The Seller has caused or will have caused, within ten days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Receivables from the Seller to Issuer, and the security interest in the Receivables granted to the Issuer hereunder; and the Servicer, in its capacity as custodian, has in its possession the original copies of such instruments or tangible chattel paper that constitute or evidence the Receivables, and all financing statements referred to in this paragraph contain a statement that: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party/Purchaser”.

Exhibit B to the

Sale Agreement

7. With respect to Receivables that constitute instruments or tangible chattel paper, either:

(i) All original executed copies of each such instrument or tangible chattel paper have been delivered to the Indenture Trustee; or

(ii) Such instruments or tangible chattel paper are in the possession of the Servicer and the Indenture Trustee has received a written acknowledgment from the Servicer that the Servicer, in its capacity as custodian, is holding such instruments or tangible chattel paper solely on behalf and for the benefit of the Indenture Trustee; or

(iii) The Servicer received possession of such instruments or tangible chattel paper after the Indenture Trustee received a written acknowledgment from the Servicer that the Servicer is acting solely as agent of the Indenture Trustee.

Priority

8. Neither the Seller nor the Ohio Bank has authorized the filing of, and is not aware of any financing statements against the Seller or the Ohio Bank that include a description of collateral covering the Receivables other than any financing statement (i) relating to conveyance of Receivables by the Ohio Bank under the Sale Agreement, (ii) relating to the conveyance of the Receivables by FTH LLC to the Seller under the Purchase Agreement, (iii) relating to the conveyance of the Receivables by the Seller to the Issuer under the Sale Agreement, (iv) relating to the security interest granted to the Indenture Trustee under the Indenture or (v) that has been terminated.

9. Neither the Seller nor the Ohio Bank is aware of any material judgment, ERISA or tax lien filings against either the Seller or the Ohio Bank.

10. None of the instruments or tangible chattel paper that constitutes or evidences the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Seller, the Issuer or the Indenture Trustee.

Survival of Perfection Representations

11. Notwithstanding any other provision of the Sale Agreement or any other Transaction Document, the perfection representations, warranties and covenants contained in this Exhibit B shall be continuing, and remain in full force and effect until such time as all obligations under the Transaction Documents and the Notes have been finally and fully paid and performed.

No Waiver

12. The parties to the Sale Agreement shall provide the Rating Agencies with prompt written notice of any breach of the perfection representations, warranties and covenants contained in this Exhibit B, and shall not, without satisfying the Rating Agency Condition, waive a breach of any of such perfection representations, warranties or covenants.

Exhibit B to the

Sale Agreement

Seller to Maintain Perfection and Priority

13. The Seller covenants that, in order to evidence the interests of the Seller and Issuer under the Sale Agreement and the Indenture Trustee under the Indenture, Seller shall take such action, or execute and deliver such instruments as may be necessary or advisable (including, without limitation, such actions as are requested by the Indenture Trustee) to maintain and perfect, as a first priority perfected security interest, the Indenture Trustee’s security interest in the Receivables. The Seller shall, from time to time and within the time limits established by law, prepare and file, all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Indenture Trustee’s security interest in the Receivables as a first-priority perfected security interest.

Exhibit B to the

Sale Agreement

EXHIBIT C

FORM OF INDENTURE TRUSTEE’S ANNUAL CERTIFICATION

Re: FIFTH THIRD AUTO TRUST 20[ ]-[ ]

[            ], not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”), certifies to Fifth Third Holdings Funding, LLC (the “Seller”), and its officers, with the knowledge and intent that they will rely upon this certification, that:

(1) It has reviewed the report on assessment of the Indenture Trustee’s compliance provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Item 1122 of Regulation AB (the “Servicing Assessment”), and the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”) that were delivered by the Indenture Trustee to the Seller pursuant to the Sale Agreement (the “Agreement”), dated as of [            ], by and among the Seller, the Indenture Trustee and Fifth Third Auto Trust 20[ ]-[ ] (collectively, the “Indenture Trustee Information”);

(2) To the best of its knowledge, the Indenture Trustee Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Indenture Trustee Information; and

(3) To the best of its knowledge, all of the Indenture Trustee Provided Information (as defined in Section 4.20(a) of the Agreement) required to be provided by the Indenture Trustee under the Agreement has been provided to the Seller.

[            ], not in its individual

capacity but solely as Indenture Trustee

Date:

Exhibit C to the

Sale Agreement

C-1

EXHIBIT D

FORM OF INDENTURE TRUSTEE’S ANNUAL CERTIFICATION

REGARDING ITEM 1117 AND ITEM 1119 OF REGULATION AB

Reference is made to the Form 10-K of Fifth Third Auto Trust 20[ ]-[ ] (the “Form 10-K”) for the fiscal year ended December 31, 20[            ]. Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Form 10-K.

[            ], a [            ] (“[            ]”), does hereby certify to the Sponsor, the Depositor and the Issuing Entity that:

1. As of the date of the Form 10-K, there are no pending legal proceedings against [            ] or proceedings known to be contemplated by governmental authorities against [            ] that would be material to the investors in the Notes.

2. As of the date of the Form 10-K, there are no affiliations, as contemplated by Item 1119 of Regulation AB, between [            ] and any Fifth Third Bank, an Ohio banking corporation (in its capacity as Originator, Servicer and Administrator), Fifth Third Holdings, LLC, Fifth Third Holdings Funding, LLC, the Indenture Trustee, the Owner Trustee and the Issuing Entity, or any affiliates of such parties.

IN WITNESS WHEREOF, [            ] has caused this certificate to be executed in its corporate name by an officer thereunto duly authorized.

Dated:             , 20[            ]

[ ], as Indenture Trustee

By:
Name: Title:

Exhibit D to the

Sale Agreement

D-1